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                          BRINSON S&P 500 INDEX FUND

  Supplement to the Statement of Additional Information dated November 5, 2001

                                                                 April 8, 2002


Dear Investor,

This is a supplement to the Statement of Additional Information of the Brinson S&P 500 Index Fund. The purpose of this supplement is to notify you of (1) changes to the trust and fund names, (2) changes to the name of the company that serves as the fund's investment advisor, administrator and principal underwriter, and (3) changes to the fund's investment policies to comply with a new rule of the Securities and Exchange Commission.

  1.  Trust and Fund Name Changes.

      o Effective April 8, 2002, Brinson Index Trust, of which Brinson S&P 500 Index Fund is a series, has changed its name to:

                               "UBS Index Trust"

      o Effective April 8, 2002, Brinson S&P 500 Index Fund has changed its name to:

                            "UBS S&P 500 Index Fund"

      o Under "Prior Names" on p. 36, the following is added as the first sentence:

         "Prior to April 8, 2002, the Trust was known as `Brinson Index Trust' and the fund was known as `Brinson S&P 500 Index Fund.'"

  2.  Investment Advisor, Administrator and Principal Underwriter Name Change.

      Effective April 8, 2002, Brinson Advisors, Inc., the fund's investment advisor, administrator and principal underwriter has changed its name to "UBS Global Asset Management (US) Inc." References to "Brinson Advisors, Inc." are replaced with "UBS Global Asset Management (US) Inc." References to "Brinson Advisors" are replaced with "UBS Global AM."

  3.  Investment Policy Change.

      The Trust's board approved modifications to the fund's investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment (e.g. a fund calling itself ABC Stock Fund, the XYZ Bond Fund, or the QRS U.S. Government Fund) to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The changes to the fund's investment policies take effect on April 8, 2002. These changes are not expected to materially affect portfolio management.
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      o  Delete the first sentence in the fifth paragraph and replace the last sentence in the second paragraph of the section entitled "The Fund and Its Investment Policies" on page 2 with the following:

           Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the S&P 500 Index. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

           The fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets:" "(plus the amount of any borrowing for investment purposes)."

           The fund has adopted these changes as "non-fundamental" policies. This means that these investment policies may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change to its 80% investment policy


                                                                 Item No. ZS-141